UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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Filed by a party other than the Registrant		[ ]
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[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under § 240.14a-12
OBLONG, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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OBLONG, INC.

25587 Conifer Road, Suite 105-231,
Conifer, Colorado 80433

[October ___, 2023]

Dear Stockholder:

We are pleased to invite you to the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Oblong, Inc. (the “Company”), which will be held at 11:30 AM MST on December 4, 2023, at the offices of Arnold & Porter Kaye Scholer LLP, located at 1144 Fifteenth Street, Suite 3100, Denver, Colorado 80202.

At the Annual Meeting, you will be asked to:

(1)elect five members of the Company’s Board of Directors to serve until the Company’s next annual meeting of stockholders, or until their respective successors are duly elected and qualified;

(2)ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

(3)approve an amendment to Article FOURTH of the Company's Amended & Restated Certificate of Incorporation to effect a reverse stock split of the Company's issued and outstanding shares of Common Stock by a ratio ranging from 1-for-10 to 1-for-45 (the"Charter Amendment Proposal");

(4)approve an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated votes at the time of the Annual Meeting, there are insufficient shares of our capital stock represented, either in person or by proxy, to constitute a quorum necessary to conduct business at the Annual Meeting or to approve the Charter Amendment Proposal (the “Adjournment Proposal”); and

(5)transact other business as may properly come before the Annual Meeting.

The enclosed Notice and Proxy Statement contain complete information about the matters to be considered at the Annual Meeting. We are also enclosing our 2022 Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (the "SEC") on March 21, 2023. Copies of these materials are also available for review at www.oblong.com/company/investor-relations or may be mailed to you free of charge by requesting a copy from us at 303-640-3838 or mailing a request to the Oblong Investor Relations department located at Oblong, Inc., 25587 Conifer Road, Suite 105-231, Conifer, Colorado 80433. The Proxy Statement and our 2022 Annual Report on Form 10-K are also available for viewing, printing and downloading at www.proxyvote.com.

Whether or not you expect to attend the Annual Meeting in person, we urge you to complete, date, sign and return the proxy card in the enclosed envelope or submit your proxy by telephone or internet, so that your shares will be represented and voted at the Annual Meeting.

Sincerely,

/s/ Peter Holst
Peter Holst
Chairman, President, and Chief Executive Officer of Oblong, Inc.

This proxy statement is dated [October ___, 2023], and is first being mailed to stockholders of the Company on or about [November ___, 2023].

OBLONG, INC.

25587 Conifer Road, Suite 105-231,
Conifer, Colorado 80433

NOTICE OF THE 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 4, 2023

To our Stockholders:

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Oblong, Inc. (the “Company”, “Oblong”, “we” or “our”), will be held at 11:30 AM MST on December 4, 2023, at the offices of Arnold & Porter Kaye Scholer LLP, located at 1144 Fifteenth Street, Suite 3100, Denver, Colorado 80202, for the following purposes:

(1)to elect five members of the Company’s Board of Directors to serve until the Company’s next annual meeting of stockholders, or until their respective successors are duly elected and qualified;

(2)to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

(3)approve an amendment to Article FOURTH of the Company's Amended & Restated Certificate of Incorporation to effect a reverse stock split of the Company's issued and outstanding shares of Common Stock by a ratio ranging from 1-for-10 to 1-for-45 (the"Charter Amendment Proposal");

(4)approve an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated votes at the time of the Annual Meeting, there are insufficient shares of our capital stock represented, either in person or by proxy, to constitute a quorum necessary to conduct business at the Annual Meeting or to approve the Charter Amendment Proposal (the “Adjournment Proposal”); and

(5)to transact other business as may properly come before the Annual Meeting.

WHO MAY VOTE:

Stockholders of record of our Common Stock as of the close of business on October 27, 2023, the record date for the Annual Meeting, are entitled to vote at the Annual Meeting, or any adjournment or postponement thereof. A list of stockholders will be available at the Annual Meeting and during the 10 days prior to the Annual Meeting at our principal executive offices located at 25587 Conifer Road, Suite 105-231, Conifer, Colorado 80433. All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to vote and submit your proxy by internet, telephone or mail to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the Annual Meeting.

To ensure your representation at the Annual Meeting, please complete and return the enclosed proxy card or submit your proxy by telephone or through the internet. Please submit your proxy promptly, whether or not you expect to attend the Annual Meeting. Submitting a proxy now will not prevent you from being able to vote in person at the Annual Meeting.

The Oblong Board of Directors recommends that you vote “FOR” each of the proposals in this proxy statement.

By order of the Board of Directors,

/s/ David Clark

David Clark
Chief Financial Officer, Treasurer, and Corporate Secretary of Oblong, Inc.

YOUR PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD OR TO VOTE BY TELEPHONE OR INTERNET.

OBLONG, INC.

25587 CONIFER ROAD, SUITE 105-231,
CONIFER, COLORADO 80433
PROXY STATEMENT
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement (this “Proxy Statement”), along with the accompanying Notice of the 2023 Annual Meeting of Stockholders (the “Notice”), contains information about the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Oblong, Inc., including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 11:30 AM MST on December 4, 2023, at the offices of Arnold & Porter Kaye Scholer LLP, located at 1144 Fifteenth Street, Suite 3100, Denver, Colorado 80202. Directions to the Annual Meeting can be obtained by telephoning us at 303-640-3838. In this Proxy Statement, we refer to Oblong, Inc. as “we,” “our,” “us,” “Oblong” or “the Company.”

This Proxy Statement relates to the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting.

On or about [November ___, 2023], we will send this Proxy Statement, the attached Notice and the enclosed proxy card to all stockholders entitled to vote at the Annual Meeting. Although not part of the Proxy Statement, we will also send along with this Proxy Statement our 2022 Annual Report on Form 10-K which includes our financial statements for the fiscal year ended December 31, 2022.

Important Notice Regarding the Availability of Proxy Materials for Our Annual Meeting to Be Held on December 4, 2023:

This Proxy Statement and our 2022 Annual Report on Form 10-K are available for viewing, printing and downloading at www.proxyvote.com.  We are providing a copy of our Annual Report on Form 10-K for the year ended December 31, 2022 with the accompanying proxy materials. Additionally, you can find a copy of our Annual Report on Form 10-K which includes our financial statements for the fiscal year ended December 31, 2022, on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov or on our website at www.oblong.com/company/investor-relations.

Record Date and Voting Securities

Only holders of record of our common stock (“Common Stock”) as of the close of business on October 27, 2023 (the “Record Date”) are entitled to vote at the Annual Meeting. As of the Record Date, 15,171,473 shares of Common Stock were issued and outstanding. Each holder of Common Stock is entitled to cast one vote per share of Common Stock held by such holder on each matter to be presented at the Annual Meeting.

Quorum

A quorum is present at the Annual Meeting if one-third (1/3) of the shares of our capital stock issued and outstanding and entitled to vote at the Annual Meeting on the Record Date are represented in person or by proxy. If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

For purposes of determining the presence of a quorum, abstentions, broker "non-votes," and with respect to the election of directors, “withhold” votes will be treated as shares that are present. An abstention is the voluntary act of not voting by a stockholder who is present in person or by proxy at the Annual Meeting and entitled to vote. A broker “non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner.

Voting Procedures

Stockholders have the option to vote by telephone, internet or mail by following the instructions on the attached proxy card. WE ENCOURAGE YOU TO RECORD YOUR VOTE BY TELEPHONE OR INTERNET. These voting methods are convenient and save significant postage and processing costs. In addition, when you vote by telephone or internet prior to the meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted.

Internet. Vote over the internet at www.proxyvote.com, the website for internet voting. Simply follow the instructions on your proxy card, and you can confirm that your vote has been properly recorded. If you vote on the internet, you can request electronic delivery of future proxy materials. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Time) on December 3, 2023.

Telephone. Vote by telephone by following the instructions on your proxy card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your vote has been properly recorded. Telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Time) on December 3, 2023.

Mail. If you received a proxy card by mail, vote by mail by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided. If you vote by mail and your proxy card is returned unsigned, then your vote cannot be counted. If you vote by mail and the returned proxy card is signed without indicating how you want to vote, then your proxy will be voted as recommended by the Board of Directors. If mailed, your completed and signed proxy card must be received by December 3, 2023.

Meeting. Please see “Questions and Answers about the Oblong Annual Meeting - How can I vote my shares in person at the Annual Meeting?” for more information regarding voting at the Annual Meeting.

Shares Held in “Street Name”

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

If you are the beneficial owner of shares held in the name of a broker, bank or other nominee and do not provide that broker, bank or other nominee with voting instructions in the proxy card, your broker may vote your shares only with respect to certain matters considered routine. For any matters that are not routine for which you do not provide voting instructions in the proxy card, your shares will constitute “broker non-votes” and are not considered entitled to vote on that proposal. With respect to the matters being voted on at the Annual Meeting, your broker has discretionary authority to vote your shares in the absence of instructions from you only on the ratification of the selection of the Company’s independent registered public accounting firm and the Charter Amendment Proposal. As a result, broker non-votes should not exist with respect to these proposals. Your broker does not have discretionary authority to vote your shares in the election of directors or the Adjournment Proposal if you do not furnish instructions on such matters. Thus, assuming that a quorum is obtained, any broker non-votes will not affect the outcome of these proposals.

Voting Requirements for Approval

Item One—Election of Directors: Pursuant to our Amended & Restated Bylaws (the “bylaws”), a plurality of the votes duly cast at the Annual Meeting is required for the election of directors. You may vote “FOR” or “WITHHOLD” authority to vote on this Proposal. The persons receiving the highest number of “FOR” votes at the Annual Meeting will be elected. Broker non-votes and withheld votes, if any, are not counted as votes cast and will have no effect on the outcome of this election.

Item Two—Ratification of Appointment of Independent Registered Public Accounting Firm: To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal and marked "ABSTAIN." A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal and establishing a quorum. Accordingly, an abstention will have the effect of a vote against the proposal. On this proposal, brokers will have discretionary authority to vote in the absence of timely instructions from their customers. As a result, broker non-votes should not exist with respect to this proposal.

Item Three—Charter Amendment Proposal: To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes cast on this item. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal. A properly executed proxy marked “ABSTAIN” will not be voted and will have no effect on the proposal. On this proposal, brokers will have discretionary authority to vote in the absence of timely instructions from their customers. As a result, broker non-votes should not exist with respect to this proposal.

Item Four - Adjournment Proposal: To be approved by the stockholders, this proposal must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN.” To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal and marked "ABSTAIN." A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote. Accordingly, an abstention will have the effect of a vote against this proposal. On this proposal, brokers will not have discretionary authority to vote in the absence of timely instructions from their customers.

Broker non-votes will be counted as present and entitled to vote at the Annual Meeting, so will have the effect of a vote against this proposal.

Solicitation and Revocation

After you have submitted a proxy, you may change your vote at any time before the proxy is exercised by submitting a notice of revocation or a proxy bearing a later date. Regardless of whether you voted using a traditional proxy card or by telephone or internet, you may use any of these methods to change your vote. You may change your vote either by submitting a proxy card prior to the date of the Annual Meeting or by voting again prior to the time at which the telephone and internet voting facilities close by following the procedures applicable to those methods of voting. In each event, the later submitted vote will be recorded and the earlier vote revoked. You may also revoke a proxy by voting in person at the Annual Meeting. Your attendance at the Annual Meeting will not by itself constitute revocation of a proxy.

Oblong will bear the cost of the solicitation of proxies from its stockholders, including the cost of preparing, assembling and mailing the proxy solicitation materials. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone or other electronic means or in person, but no such person will be specifically compensated for such services. We will cause brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of stock held of record by such persons. We will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in doing so. We have engaged Broadridge Financial Solutions to aid in the distribution of the proxy materials and will reimburse their related reasonable out-of-pocket expenses.

QUESTIONS AND ANSWERS ABOUT THE OBLONG ANNUAL MEETING

Q.    Who is entitled to vote at the Annual Meeting?

A.    Holders of record of our Common Stock at the close of business on October 27, 2023, which we refer to as the “Record Date,” are entitled to cast one vote per share of Common Stock held by such holder on each matter to be presented at the Annual Meeting. As of the filing of this Proxy Statement, 15,171,473 shares of Common Stock were issued and outstanding.

Q.    What is the purpose of the Annual Meeting?

A.    At the Annual Meeting, stockholders will consider and vote upon the following matters:

(1)to elect five members of the Company’s Board of Directors to serve until the Company’s next annual meeting of stockholders, or until their respective successors are duly elected and qualified;

(2)to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

(3)to approve an amendment to Article FOURTH of the Company's Amended & Restated Certificate of Incorporation to effect a reverse stock split of the Company's issued and outstanding shares of Common Stock by a ratio ranging from 1-for-10 to 1-for-45 (the "Charter Amendment Proposal");

(4)approve an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated votes at the time of the Annual Meeting, there are insufficient shares of our capital stock represented, either in person or by proxy, to constitute a quorum necessary to conduct business at the Annual Meeting or to approve the Charter Amendment Proposal (the “Adjournment Proposal”); and

(5)to transact other business as may properly come before the Annual Meeting.

Q.    How can I access the proxy materials over the internet?

A.    Your proxy card will contain instructions on how to view our proxy materials on the internet. Our proxy materials are also available on our website at: www.Oblong.com.

Q.    How can I vote my shares?

A.    You may vote by any of the following four methods:

(1)    Internet. Vote over the internet at www.proxyvote.com, the website for internet voting. Simply follow the instructions on your proxy card, and you can confirm that your vote has been properly recorded. If you vote on the internet, you can request electronic delivery of future proxy materials. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Time) on December 3, 2023.

(2)    Telephone. Vote by telephone by following the instructions on your proxy card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your vote has been properly recorded. Telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Time) on December 3, 2023.

(3)    Mail. If you received a proxy card by mail, vote by mail by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided. If you vote by mail and your proxy card is returned unsigned, then your vote cannot be counted. If you vote by mail and the returned proxy card is signed without indicating how you want to vote, then your proxy will be voted as recommended by the Board of Directors. If mailed, your completed and signed proxy card must be received by December 3, 2023.

(4)    Meeting. If you are a stockholder of record of Common Stock as of October 27, 2023, you may attend and vote at the Annual Meeting on December 4, 2023.

If you hold your Company shares in a brokerage account, your ability to vote over the internet or by telephone depends on your broker’s voting process. Please follow the directions on your proxy card or the voting instruction card from your broker carefully.

The Board of Directors recommends that you vote using one of the first three methods discussed above, as it is not practical for most stockholders to attend and vote at the Annual Meeting. Using one of the first three methods discussed above to vote will not limit your right to vote at the Annual Meeting if you later decide to attend in person.

Q.    How can I vote my shares in person at the Annual Meeting?

A.    Stockholders of Record. If your shares are registered directly in your name with the Equiniti Trust Company, LLC (“Equiniti”), our “transfer agent,” you are considered the stockholder of record with respect to those shares, and the proxy materials are being mailed to you. As the stockholder of record, you have the right to vote in person at the Annual Meeting. If you choose to do so, you can bring the proxy card or vote using the ballot provided at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described above so that your vote will be counted if you decide later not to attend the Annual Meeting.

B.     Beneficial Owners. Most of our stockholders hold their shares in street name through a broker, bank or other nominee rather than directly in their own name. In that case, you are considered the beneficial owner of shares held in street name, and the proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you are also invited to attend the Annual Meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. You will need to contact your broker, bank or nominee to obtain a legal proxy, and you will need to bring it to the Annual Meeting in order to vote in person.

Q.    How does the Board of Directors recommend that I vote?

A.    Our Board of Directors recommends that you vote:

(1)“FOR” the election of five members of the Company’s Board of Directors to serve until the Company’s next annual meeting of stockholders, or until their respective successors are duly elected and qualified; and

(2)“FOR” the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

(3)“FOR” the approval of an amendment to Article FOURTH of the Company’s Amended & Restated Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock by a ratio ranging from 1-for-10 to 1-for-45.

(4)“FOR” the approval of the Adjournment Proposal.

Q.    What is the voting requirement to approve each of the items?

A.    Item One—Election of Directors    : Pursuant to our bylaws, a plurality of the votes duly cast at the Annual Meeting is required for the election of directors. You may vote “FOR” or “WITHHOLD” authority to vote on this Proposal. The persons receiving the highest number of “FOR” votes at the Annual Meeting will be elected. Broker non-votes and withheld votes, if any, are not counted as votes cast and will have no effect on the outcome of this election.

Item Two—Ratification of Appointment of Independent Registered Public Accounting Firm:    To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal and marked "ABSTAIN." A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against the proposal. On this proposal, brokers will have discretionary authority to vote in the absence of timely instructions from their customers. As a result, broker non-votes should not exist with respect to this proposal.

Item Three—Charter Amendment Proposal: To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes cast on this item. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal. A properly executed proxy marked “ABSTAIN” will not be voted and will have no effect on the proposal. On this proposal, brokers will have discretionary authority to vote in the absence of timely instructions from their customers. As a result, broker non-votes should not exist with respect to this proposal.

Item Four - Adjournment Proposal: To be approved by the stockholders, this proposal must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN." To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal and marked "ABSTAIN." A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote. Accordingly, an abstention will have the effect of a vote against this proposal. On this proposal, brokers will not have discretionary authority to vote in the absence of timely instructions from their customers.

Broker non-votes will be counted as present and entitled to vote at the Annual Meeting, so will have the effect of a vote against this proposal.

Q.    What happens if additional matters are presented at the Annual Meeting?

A.    Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxies will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q.    What happens if I do not give specific voting instructions?

A.    If you are a stockholder of record, and vote without giving specific voting instructions, the proxyholders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this Proxy Statement, and, with respect to any other matters that may properly come before the Annual Meeting, as the proxyholders may determine in their discretion.

If you are the beneficial owner of shares held in the name of a broker, bank or other nominee and do not provide that broker, bank or other nominee with voting instructions in the proxy card, your broker may vote your shares only with respect to certain matters considered routine. For any matters that are not routine for which you do not provide voting instructions in the proxy card, your shares will constitute “broker non-votes” and are not considered entitled to vote on that proposal. With respect to the matters being voted on at the Annual Meeting, your broker has discretionary authority to vote your shares in the absence of instructions from you only on the ratification of the selection of the Company’s independent registered public accounting firm and the Charter Amendment Proposal. As a result, broker non-votes should not exist with respect to these proposals. Your broker does not have discretionary authority to vote your shares in the election of directors or the Adjournment Proposal if you do not furnish instructions on such matters.

Q.    What is the quorum requirement for the Annual Meeting?

A.    A quorum is present at the Annual Meeting if one-third (1/3) of the shares of our capital stock issued and outstanding and entitled to vote at the Annual Meeting on the Record Date are represented in person or by proxy. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against, withheld or abstained, if you:

•are present and vote at the Annual Meeting; or

•properly submit a proxy card or vote over the internet or by telephone.

For purposes of determining the presence of a quorum, abstentions, broker "non-votes," and with respect to the election of directors, “withhold” votes will be treated as shares that are present. If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

Q.    How can I change my vote after I return my proxy card?

A.    If you are a stockholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card.

•First, you may send a timely written notice to Oblong, Inc., c/o Corporate Secretary, 25587 Conifer Road, Suite 105-231, Conifer, Colorado 80433 stating that you would like to revoke your proxy.

•Second, you may complete and submit another valid proxy by mail, telephone or over the internet that is later dated and if mailed, is properly signed, or if submitted by telephone or over the internet is received by 11:59 p.m. (Eastern Time) on December 3, 2023. Any earlier proxies will be revoked automatically.

•Third, you may attend the Annual Meeting and vote in person. Any earlier proxy will be revoked. However, attending the Annual Meeting without voting in person will not revoke your proxy.

If you hold your shares through a broker, bank or other nominee and you have instructed the broker, bank or other nominee to vote your shares, you must follow directions from your broker, bank or other nominee to change your vote.

Q.    Who will tabulate the votes?

A.    David Clark, our Chief Financial Officer, Treasurer and Corporate Secretary, will certify the tabulated votes and act as the inspector of elections for the Annual Meeting. Mr. Clark will be responsible for (i) determining the presence of a quorum at the Annual Meeting, (ii) receiving all votes and ballots, whether by proxy or in person, with regard to all matters voted upon at the Annual Meeting, (iii) counting and tabulating all such votes and ballots and (iv) determining and reporting the results with regard to all such matters voted upon at the Annual Meeting.

Q.    Where can I find the voting results of the Annual Meeting?

A.    We intend to announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

Q.    Who pays for the cost of this proxy solicitation?

A.    Oblong will bear the cost of the solicitation of proxies from its stockholders, including the cost of preparing, assembling and mailing the proxy solicitation materials. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone or other electronic means or in person, but no such person will be specifically compensated for such services. We will cause brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of stock held of record by such persons. We will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in doing so. We have engaged Broadridge Financial Solutions to aid in the distribution of the proxy materials and will reimburse their related reasonable out-of-pocket expenses.

Q.    Is there a list of stockholders entitled to vote at the Annual Meeting?

A.    The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for 10 days prior to the Annual Meeting at our principal executive offices between the hours of 9:00 a.m. and 5:00 p.m. Mountain Time for any purpose relevant to the Annual

Meeting. To arrange to view this list during the times specified above, please contact the Corporate Secretary of the Company at Oblong, Inc., c/o Corporate Secretary, 25587 Conifer Road, Suite 105-231, Conifer, Colorado 80433 or call 303-640-3838.

THIS QUESTION AND ANSWER SECTION IS ONLY MEANT TO GIVE AN OVERVIEW OF THE PROXY STATEMENT. FOR MORE INFORMATION, PLEASE REFER TO THE MATERIAL CONTAINED IN THE SUBSEQUENT PAGES.

PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

Directors to be elected are to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified. The number of directors is determined from time to time, and may be increased or decreased, by our Board of Directors, and is currently five members. The nominees who will stand for election are Jason Adelman, Peter Holst, Jonathan Schechter, Robert Weinstein, and Deborah Meredith, all of whom are currently members of our Board of Directors. The five nominees receiving the highest number of affirmative votes will be elected as directors. In the event any nominee is unable or unwilling to serve as a nominee, the Board of Directors may select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee. Our Board of Directors has no reason to believe that any of the named nominees will be unable or unwilling to serve as a nominee or as a director if elected. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Director Nominees
The following table sets forth information with respect to our director nominees.

Name	Age	Position with Company
Jason Adelman (1)(2)(3)	54	Director
Peter Holst	54	Director, Chairman of the Board, President and Chief Executive Officer
Jonathan Schechter (1)(2)(3)(4)	49	Director, Chairman of the Compensation Committee
Robert Weinstein (1)(3)(4)	63	Director, Chairman of the Audit Committee
Deborah Meredith (2)(3)	64	Director, Chairman of the Nominating Committee
___________________
(1)    Member of the Audit Committee.
(2)    Member of the Compensation Committee.
(3)    Member of the Nominating Committee.
(4)    Appointed pursuant to that certain Securities Purchase Agreement, dated March 30, 2023, by and among the Company and the investors named therein.

Board Diversity Matrix

Board Diversity Matrix (as of [October ___, 2023])
Total Number of Directors	5
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	4	–	–
Part II: Demographic Background
White	1	4	–	–

Board Diversity Matrix (as of November 25, 2022)
Total Number of Directors	5
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	4	–	–
Part II: Demographic Background
White	1	4	–	–

Nominee Biographies

Jason Adelman, Director. Mr. Adelman joined our Board of Directors in July 2019. Mr. Adelman is the Founder and Managing Member of Burnham Hill Capital Group, LLC, a privately held financial advisory firm, and serves as Managing Member of Cipher Capital Partners LLC, a private investment fund. Mr. Adelman also serves as a member of the board of directors of Trio-Tech International (Nasdaq Capital Market: TRT). Prior to founding Burnham Hill Capital Group, LLC in 2003, Mr. Adelman served as Managing Director of Investment Banking at H.C. Wainwright and Co., Inc. Mr. Adelman graduated from the University of Pennsylvania with a B.A. in Economics, cum laude, and from Cornell Law School with a J.D.

In considering Mr. Adelman as a director of the Company, the Board reviewed, among other qualifications, his experience and expertise in finance, accounting, banking and management. Based on his experience with Burnham Hill Capital Group LLC, Cipher Capital Partners LLC, and H. C. Wainwright & Co. Mr. Adelman qualifies as an "audit committee financial expert" under the applicable SEC rules and accordingly contributes to the Board of Directors his understanding of generally accepted accounting principles and his skills in auditing, as well as in analyzing and evaluating financial statements.

Jonathan Schechter, Director. Mr. Schechter joined our Board of Directors in May 2023. Mr. Schechter currently serves as a partner of The Special Equities Group, a division of Dawson James Securities, Inc., a full-service investment bank specializing in healthcare, biotechnology, technology, and clean-tech sectors, since April 2021. Mr. Schechter is one of the founding partners of The Special Equities Opportunity Fund, a long-only fund that makes direct investments in micro-cap companies and has served in this capacity since August 2019. He currently serves on the board of directors of Synaptogenix, Inc., a clinical-stage biopharmaceutical company (Nasdaq: SNPX), and previously served as a director of DropCar, Inc. Mr. Schechter also serves as a member of the Board of Directors of PharmaCyte Biotech, Inc. (Nasdaq: PMCB), a biotechnology company developing pharmaceutical products. He has extensive experience analyzing and evaluating the financial statements of public companies. Mr. Schechter earned his A.B. in Public Policy/Political Science from Duke University and his J.D. from Fordham University School of Law.

In considering Mr. Schechter as a director of the Company, the Board reviewed, among other qualifications, his experience and expertise in finance and banking. Based on his experience with The Special Equities Group, Mr. Schechter qualifies as an “audit committee financial expert” under the applicable SEC rules and accordingly contributes to the Board of Directors his understanding of capital markets, as well as in analyzing and evaluating financial statements.

Peter Holst, Chairman, President and Chief Executive Officer. Prior to being named President and CEO in January 2013, Mr. Holst served as the Company’s Senior Vice President for Business Development since October 1, 2012. Mr. Holst has served as a director of the Company since January 2013 and served as Chairman of the Board from July 2019 to December 15, 2021. Mr. Holst has currently served as Chairman of the Board since May 28, 2023. Mr. Holst has more than 28 years of experience in the collaboration industry. Prior to joining the Company, Mr. Holst served as the Chief Executive Officer of Affinity VideoNet, Inc., and as the President and Chief Operating Officer of Raindance Communications. Mr. Holst holds a degree in Business Administration from the University of Ottawa.

In considering Mr. Holst as a director of the Company, the Board reviewed his extensive knowledge and expertise in the communication services industry, and the leadership he has shown in his positions with prior companies.

Robert Weinstein, Director. Mr. Weinstein joined our Board of Directors in May 2023. Mr. Weinstein is currently the Chief Financial Officer of Synaptogenix, Inc., a publicly traded biotechnology company pursuing pharmaceutical treatments for neurological diseases (Nasdaq: SNPX) following its spin-off from Neurotrope, Inc. where he was Chief Financial Officer since October 2013. In addition, Mr. Weinstein performs work as a consultant for Petros Pharmaceuticals, Inc., (Nasdaq: PTPI) which is the surviving company from the merger of Metuchen Pharmaceuticals, Inc., a specialty pharmaceutical company focused on men’s health, and Neurotrope, Inc. He has extensive accounting and finance experience, spanning almost 40 years, as a public accountant, investment banker, healthcare private equity fund principal and chief financial officer. From September 2011 to the present, Mr. Weinstein has also been an independent accounting and finance consultant for several healthcare companies in the pharmaceutical and biotechnology industries. Mr. Weinstein also serves as a member of the Board of Directors of Xwell, Inc. (Formerly XpresSpa Group, Inc.) (Nasdaq: XWEL), a health and wellness company whose core asset, XpresSpa, is a leading airport retailer of spa services, related health and wellness products and bio-surveillance on behalf of the US Center for Disease Control (CDC), and PharmaCyte Biotech, Inc. (Nasdaq: PMCB), a biotechnology company developing pharmaceutical products. Mr. Weinstein received an MBA degree in finance and international business from the University of Chicago Graduate School of Business, is a Certified Public Accountant (inactive), and received his BS degree in accounting from the State University of New York at Albany.

In considering Mr. Weinstein as a director of the Company, the Board reviewed his extensive expertise and knowledge regarding finance and accounting matters, as well as compensation, risk assessment and corporate governance. Mr. Weinstein qualifies as an “audit committee financial expert” under the applicable SEC rules and accordingly contributes to the Board of Directors his understanding of generally accepted accounting principles and his skills in auditing, as well as in analyzing and evaluating financial statements.

Deborah Meredith, Director. Ms. Meredith joined our Board of Directors in August 2021. Ms. Meredith currently serves as a board member, advisor and consultant to several high-tech companies with extensive experience in strategic roles with privately-held start-up companies such as Proofpoint, Aviatrix, Qventus, Alation and Kinsa Health. Ms. Meredith has more than three decades of experience working hands-on with company founders to assemble world-class teams, architect software products and establish a roadmap for operational success. Ms. Meredith earned a master's degree in computer science from Stanford University and an undergraduate degree in both computer science and mathematics from the University of Michigan.

In considering Ms. Meredith as a director of the Company, the Board reviewed her experience and expertise in the technology industry and the leadership she has shown in her positions with prior companies.

Vote Required For Approval

Pursuant to our bylaws, a plurality of the votes duly cast at the Annual Meeting is required for the election of directors. You may vote “FOR” or “WITHHOLD” authority to vote on this Proposal. The persons receiving the highest number of “FOR” votes at the Annual Meeting will be elected. Broker non-votes and withheld votes, if any, are not counted as votes cast and will have no effect on the outcome of this election.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR TO SERVE UNTIL OUR NEXT ANNUAL MEETING OF STOCKHOLDERS, OR UNTIL HIS/HER SUCCESSOR IS DULY ELECTED AND QUALIFIED.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board of Directors

Our Board of Directors currently consists of five directors. The current Board members include four independent directors, and our chief executive officer. The core responsibility of our Board of Directors is to exercise its business judgment to act in what it reasonably believes to be in the best interests of the Company and its stockholders. Further, members of the Board fulfill their responsibilities consistent with their fiduciary duty to the stockholders, and in compliance with all applicable laws and regulations. The primary responsibilities of the Board include:

•oversight of management performance and assurance that stockholder interests are served;

•oversight of the Company’s business affairs and long-term strategy; and

•monitoring adherence to the Company’s standards and policies, including, among other things, policies governing internal controls over financial reporting.

Our Board of Directors conducts its business through meetings of the Board and through activities of the standing committees, as further described below. The Board and each of the standing committees meet throughout the year and also holds special meetings and acts by written consent from time to time, as appropriate. Board agendas include regularly scheduled executive sessions of the independent directors to meet without the presence of management. The Board has delegated various responsibilities and authority to different committees of the Board, as described below. Members of the Board have access to all of our members of management outside of Board meetings.

Our Board of Directors met and/or acted by written consent four times during the year ended December 31, 2022. During this period, each director then in office attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period for which he was a director and (ii) the total number of meetings of committees of the Board of Directors on which he served, held during the period for which he served. The Company does not have a policy with regard to directors’ attendance at our annual meetings of stockholders.

Director Independence

Our Board of Directors has determined that each of our current directors, other than Mr. Holst qualifies as “independent” in accordance with the listing standards of The Nasdaq Capital Market. Because Mr. Holst is our president and chief executive officer and an employee of the Company, he does not qualify as independent.

The Nasdaq Capital Market independence definition includes a series of objective tests, such as that the director is not an officer or employee of the Company or its subsidiaries, has not engaged in various types of business dealings with the Company or its subsidiaries. In addition, as further required by The Nasdaq Capital Market rules, the Board has made a subjective determination as to each independent director that no relationship exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and the Company’s management.

Board Committees

The Board has an audit committee, a compensation committee and a nominating committee, and may form special committees as is required from time to time. Each of the committees regularly report on their activities and actions to the full Board. The charters for the audit committee, the compensation committee, and the nominating committee are available on the Company’s website at www.oblong.com/company/investor-relations. The contents of our website are not incorporated by reference into this document for any purpose.

Audit Committee

The audit committee currently consists of Robert Weinstein (chair), Jason Adelman, and Jonathan Schechter. Our Board of Directors has determined that all members of the audit committee are “independent” within the meaning of the corporate governance of Nasdaq Capital Market and the SEC rules governing audit committees and “financially literate” for purposes of applicable Nasdaq Capital Market listing standards. In addition, our Board of Directors has determined that each of Messrs. Lusk, Adelman, and Blumberg has the accounting and related financial management expertise to satisfy the requirements of an “audit committee financial expert,” as determined pursuant to the rules and regulations of the SEC. The audit committee consults and meets with our independent registered public accounting firm, Chief Financial Officer and accounting personnel, reviews potential conflict of interest situations where appropriate, and reports and makes recommendations to the full Board of Directors regarding such matters. The audit committee met four times during the year ended December 31, 2022.

Please see “Report of the Audit Committee of the Board of Directors” below for additional information regarding the audit committee and the report of its members for the year ended December 31, 2022.

Compensation Committee

Our compensation committee currently consists of Jonathan Schecter (chair), Jason Adelman, and Deborah Meredith. Each member of the compensation committee meets the applicable independence requirements of The Nasdaq Capital Market. The compensation committee met and/or acted by written consent two times during the year ended December 31, 2022.

The compensation committee is responsible for establishing and administering our executive compensation policies. The role of the compensation committee is to (i) formulate, evaluate and approve compensation of the Company’s directors, executive officers and key employees, (ii) oversee all compensation programs involving the use of the Company’s stock and (iii) produce, if required under applicable securities laws, a report on executive compensation for inclusion in the Company’s proxy statement for its annual meeting of stockholders. The duties and responsibilities of the compensation committee under its charter include:

•annually reviewing and making recommendations to the Board with respect to compensation of directors, executive officers and key employees of the Company;

•annually reviewing and approving corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating the Chief Executive Officer’s performance in light of those goals and objectives, and recommending to the Board the Chief Executive Officer’s compensation levels based on this evaluation;

•reviewing competitive practices and trends to determine the adequacy of the executive compensation program;

•approving and overseeing compensation programs for executive officers involving the use of the Company’s stock;

•approving and administering cash incentives for executives, including oversight of achievement of performance objectives, and funding for executive incentive plans;

•annually performing a self-evaluation on the performance of the compensation committee; and

•making regular reports to the Board concerning the activities of the compensation committee.

When appropriate, the compensation committee may, in carrying out its responsibilities, form and delegate authority to subcommittees. The Chief Executive Officer plays a role in determining the compensation of our other executive officers by evaluating the performance of those executive officers. The Chief Executive Officer’s evaluations are then reviewed by the compensation committee. This process leads to a recommendation for any changes in salary, bonus terms and equity awards, if any, based on performance, which recommendations are then reviewed and approved by the compensation committee.

Nominating Committee

Our nominating committee currently consists of Deborah Meredith (chair), Jason Adelman, Jonathan Schechter, and Robert Weinstein. Each member of the nominating committee meets the independence requirements of the Nasdaq Capital Market. The nominating committee is responsible for assessing the performance of our Board of Directors and making recommendations to our Board regarding nominees for the Board. The nominating committee met and/or acted by written consent one time during the year ended December 31, 2022.

The nominating committee considers qualified candidates to serve as a member of our Board of Directors that are suggested by our stockholders. Nominees recommended by stockholders will be given appropriate consideration and evaluated in the same manner as other nominees. Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary at 25587 Conifer Road, Suite 105-231, Conifer, Colorado 80433. Stockholder submissions that are received in accordance with our bylaws and that meet the criteria outlined in the nominating committee charter are forwarded to the members of the nominating committee for review. Stockholder submissions must include the following information:

•a statement that the writer is our stockholder and is proposing a candidate for our Board of Directors for consideration by the nominating committee;

•the name of and contact information for the candidate;

•a statement of the candidate’s business and educational experience;

•information regarding each of the factors set forth in the nominating committee charter sufficient to enable the nominating committee to evaluate the candidate;

•a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors;

•detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•a statement that the candidate is willing to be considered and willing to serve as our director if nominated and elected.

In considering potential new directors, the nominating committee will review individuals from various disciplines and backgrounds. Among the qualifications to be considered in the selection of candidates are broad experience in business, finance or administration; familiarity with national and international business matters; familiarity with our industry; and prominence and reputation. While there is no formal policy with regard to consideration of diversity in identifying director nominees, the nominating committee will consider diversity in business experience, professional expertise, gender and ethnic background, along with various other factors when evaluating director nominees. The nominating committee will also consider whether the individual has the time available to devote to the work of our Board of Directors and one or more of its committees.

The nominating committee will also review the activities and associations of each candidate to ensure that there is no legal impediment, conflict of interest or other consideration that might hinder or prevent service on our Board of Directors. In making its selection, the nominating committee will bear in mind that the foremost responsibility of a director of a corporation is to represent the interests of the stockholders as a whole. The nominating committee will periodically review and reassess the adequacy of its charter and propose any changes to the Board of Directors for approval.

Contacting the Board of Directors

Any stockholder who desires to contact our Board of Directors, committees of the Board of Directors and individual directors may do so by writing to: Oblong, Inc., 25587 Conifer Road, Suite 105-231, Conifer, Colorado 80433, Attention: David Clark, Corporate Secretary. Mr. Clark will direct such communication to the appropriate persons.

Board Leadership Structure and Role in Risk Oversight

Mr. Holst has served as the Chairman of the Company's Board of Directors since May 2023, when Mr. Blumberg resigned from the Board of Directors in May 2023. Mr. Holst has served as the Company’s President and Chief Executive Officer since January 2013 and served as the Chairman of the Company’s Board of Directors from July 2019 up until our 2021 annual meeting of stockholders (December 16, 2021).

To ensure a strong and independent Board, as discussed herein, the Board has affirmatively determined that all directors of the Company, other than Mr. Holst, are independent within the meaning of the Nasdaq Capital Market listing standards currently in effect. Our Corporate Governance Guidelines provide that non-management directors shall meet in regular executive session without management present.

The Board has an active role, directly and through its committees, in the oversight of the Company’s risk management efforts. The Board carries out this oversight role through several levels of review. The Board regularly reviews and discusses with members of management information regarding the management of risks inherent in the operation of the Company’s business and the implementation of the Company’s strategic plan, including the Company’s risk mitigation efforts.

Each of the Board’s committees also oversees the management of the Company’s risks that are under each committee’s areas of responsibility. For example, the audit committee oversees management of accounting, auditing, external reporting, internal controls and cash investment risks. The nominating committee oversees and assesses the performance of the Board and makes recommendations to the Board from time to time regarding nominees for the Board. The compensation committee oversees risks arising from compensation practices and policies. While each committee has specific responsibilities for oversight of risk, the Board is regularly informed by each committee about such risks. In this manner the Board is able to coordinate its risk oversight.

Family Relationships

There are no family relationships between the officers and directors of the Company.

Legal Proceedings

During the past ten years none of our directors or executive officers was involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee is composed of three members. Each member is a director who meets the current independence standards under the applicable SEC and Nasdaq Capital Market rules. The audit committee operates under a written audit committee charter. As described more fully in its charter, the purpose of the audit committee is to assist the Board in its general oversight of the Company’s financial reporting, internal controls and audit functions. Management is responsible for: the preparation, presentation and integrity of Company’s financial statements; accounting and financial reporting principles; internal controls; and procedures designed to reasonably assure compliance with accounting standards, applicable laws and regulations. EisnerAmper LLP (“EisnerAmper”), our independent registered public accounting firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with the Standards of the Public Company Accounting Oversight Board (United States). In accordance with applicable law, the audit committee has ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace our independent registered public accounting firm. The audit committee has the authority to engage its own outside advisers, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisers hired by management.

The audit committee members need not be professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and EisnerAmper, nor can the audit committee certify that EisnerAmper is “independent” under applicable rules. The audit committee serves a Board-level oversight role, in which it provides advice, counsel and direction to management and EisnerAmper on the basis of the information it receives, discussions with management and EisnerAmper, and the experience of the audit committee’s members in business, financial and accounting matters. All members of the audit committee have been determined by the Board to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules. Stockholders should understand that this designation is an SEC disclosure requirement related to these directors’ experience and understanding with respect to certain accounting and auditing matters. The designation does not impose on these directors any duties, obligations or liability that are greater than are generally imposed on them as a member of the audit committee and the Board, and their designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the audit committee or the Board.

In accordance with law, the audit committee is responsible for establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission by our employees received through established procedures, of concerns regarding questionable accounting or auditing matters. Among other matters, the audit committee monitors the activities and performance of EisnerAmper, including the audit scope, external audit fees, independence matters and the extent to which the firm may be retained to perform non-audit services.

In accordance with audit committee policy and applicable legal requirements, all services to be provided by EisnerAmper are pre-approved by the audit committee. Pre-approval includes audit services, audit-related services, tax services and other services. To avoid certain potential conflicts of interest, the law prohibits a publicly traded company from obtaining certain non-audit services from EisnerAmper. We obtain these services from other service providers as needed.

The audit committee has reviewed our audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the audit committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The audit committee has discussed with EisnerAmper the matters required to be discussed by the statement on Auditing Standards No. 1301, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board. These discussions have included a review as to the quality, not just the acceptability, of our accounting principles.

The audit committee has received the written disclosures and the letter from EisnerAmper required by applicable requirements of the Public Company Accounting Oversight Board regarding EisnerAmper’s communications with the audit committee concerning independence, and the audit committee has discussed with EisnerAmper its independence from management and the Company. The audit committee has also considered the compatibility of non-audit services with EisnerAmper’s independence.

Based on the audit committee’s review and discussions described in this report, the audit committee recommended to the Board of Directors that our audited consolidated financial statements for the year ended December 31, 2022 be included in the Company’s Annual Report on Form 10-K for filing with the SEC.

Respectfully submitted,

Robert Weinstein, Chairman
Jason Adelman
Jonathan Schechter

PROPOSAL NO. 2 -- RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee, composed entirely of independent, non-employee members of the Board of Directors, has appointed the firm of EisnerAmper as the independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2023 and is asking the stockholders for ratification of the appointment.  If the stockholders do not approve the selection of EisnerAmper, the audit committee will reconsider the appointment, but may conclude that it is in the best interests of the Company to retain EisnerAmper for the current fiscal year. Even if the appointment is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company.

As our independent registered public accounting firm, EisnerAmper would audit our consolidated financial statements for the fiscal year ending December 31, 2023, review the related interim quarters, and perform audit-related services and consultation in connection with various accounting and financial reporting matters. EisnerAmper may also perform certain non-audit services for our Company. The audit committee has determined that the provision of the services provided by EisnerAmper as set forth herein are compatible with maintaining EisnerAmper’s independence and the prohibitions on performing non-audit services set forth in the Sarbanes-Oxley Act and relevant SEC rules.

Representatives of EisnerAmper are not expected to be present at the Annual Meeting but will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Audit Fees

EisnerAmper, our principal accountant, billed us approximately $256,200 for professional services for the audit of our annual consolidated financial statements for the 2022 fiscal year and the reviews of the consolidated financial statements included in our quarterly reports on Form 10-Q for the 2022 fiscal year. EisnerAmper billed us $299,000 for professional services for the audit of our annual consolidated financial statements for the 2021 fiscal year and the reviews of the consolidated financial statements included in our quarterly reports on Form 10-Q for the 2021 fiscal year.

Audit-Related Fees

EisnerAmper did not bill us in the 2022 and 2021 fiscal years for any professional services rendered for audit-related items.

Tax Fees

EisnerAmper did not bill us in the 2022 and 2021 fiscal years for any professional services rendered for tax compliance, tax advice or tax planning.

All Other Fees

EisnerAmper did not bill us in the 2022 and 2021 fiscal years for any other products or services.

Audit Committee Pre-Approval Policy

The audit committee is required to pre-approve the engagement of EisnerAmper to perform audit and other services for the Company. Our procedures for the pre-approval by the audit committee of all services provided by EisnerAmper comply with SEC regulations regarding pre-approval of services. Services subject to these SEC requirements include audit services, audit-related services, tax services and other services. The audit engagement is specifically approved, and the auditors are retained by the audit committee. The audit committee also has adopted policies and procedures for pre-approving all non-audit work performed by EisnerAmper. In accordance with audit committee policy and the requirements of law, all services provided by EisnerAmper in the 2022 and 2021 fiscal years were pre-approved by the audit committee and all services to be provided by EisnerAmper will be pre-approved. Pre-approval includes audit services, audit-related services, tax services and other services. To avoid certain potential conflicts of interest, the law prohibits a publicly traded company from obtaining certain non-audit services from its auditing firm. We obtain these services from other service providers as needed.

Vote Required For Approval

To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal and marked "ABSTAIN." A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against the proposal. On this proposal, brokers will have discretionary authority to vote in the absence of timely instructions from their customers. As a result, broker non-votes should not exist with respect to this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2, TO RATIFY THE SELECTION OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

PROPOSAL NO. 3 -- CHARTER AMENDMENT PROPOSAL

General

At the Annual Meeting, Oblong’s stockholders will be asked to approve an amendment to Article FOURTH of the Company Charter (the “Reverse Stock Split Amendment”) to effect a reverse stock split of Oblong’s issued and outstanding shares of Common Stock by a ratio ranging from 1-for-10 to 1-for-45 (the “Reverse Stock Split”), with the final ratio to be selected by Oblong’s Board of Directors. A vote “FOR” Proposal No. 3 will constitute approval of the Reverse Stock Split Amendment and will grant Oblong’s Board of Directors the authority to determine whether to implement the Reverse Stock Split and to select the Reverse Stock Split ratio out of the range approved by the Company’s stockholders. The Board expects to authorize the consummation of the Reverse Stock Split only if and to the extent necessary to meet the listing requirements of the Nasdaq Capital Market, as further discussed under “--Purpose” below. Upon the effectiveness of the Reverse Stock Split (the “split effective time”), the issued and outstanding shares of Oblong’s Common Stock immediately prior to the split effective time will be reclassified into a smaller number of shares based on the Reverse Stock Split ratio selected by the Board.

The Reverse Stock Split, as more fully described below, will not change the number of authorized shares of Common Stock or preferred stock, or the par value of Common Stock or preferred stock.

The description in this Proxy Statement of the proposed Reverse Stock Split Amendment is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Form of Amendment to the Company Charter attached to this Proxy Statement as Appendix A.

Purpose

The purpose of the Reverse Stock Split is generally to increase the per share trading value of the Common Stock in order to regain compliance with the Bid Price Rule as described below. As previously reported, on September 22, 2023, Oblong received written notice (the "Notice") from the Nasdaq Stock Market, LLC indicating that the bid price for the Common Stock, for the last 30 consecutive business days, had closed below the minimum $1.00 per share and, as a result, the Company is not in compliance with the $1.00 minimum bid price requirement for the continued listing on the Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(a)(2) (the "Bid Price Rule").

In accordance with the Bid Price Rule, the Company has a period of 180 calendar days, or until March 19, 2024, to regain compliance with the minimum bid price requirement. To regain compliance, the closing bid price of the Common Stock must meet or exceed $1.00 per share for a minimum of ten consecutive business days during this 180 day period.

If the Company is not in compliance with the Bid Price Rule by March 19, 2024, the Company may qualify for a second 180 calendar day compliance period. If the Company does not qualify for, or fails to regain compliance during the second compliance period, then Nasdaq will notify the Company of its determination to delist its Common Stock, at which point the Company would have an option to appeal the delisting determination to a Nasdaq hearings panel. However, there can be no assurance that, if the Company does appeal the delisting determination by Nasdaq to the hearings panel, that such appeal would be successful. Nasdaq's extension notice has no immediate effect on the listing or trading of the Company's Common Stock, which will continue to trade on the Nasdaq Capital Market under the symbol “OBLG”.

Principal Effects of the Reverse Stock Split

Effect on Proportionate Ownership. The Reverse Stock Split will be effected simultaneously for all outstanding shares of Common Stock. The Reverse Stock Split will affect all of Oblong’s stockholders uniformly and will not affect any stockholder’s percentage ownership interest in Oblong, except to the extent that the Reverse Stock Split results in any of Oblong’s stockholders owning a fractional share, since any resulting fractional share will be rounded up to a whole share. Shares of Oblong’s Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable. The Reverse Stock Split will not affect Oblong continuing to be subject to the periodic reporting requirements of the Exchange Act.

Effect on Outstanding Options, Stock Option and Equity Incentive Plans, Preferred Stock, and Warrants. In addition, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or conversion of all outstanding options, preferred stock, warrants and other convertible or exchangeable securities entitling the holders thereof to purchase, exchange for, or convert into, shares of Common Stock and our outstanding warrants entitling the holders thereof to purchase shares of our Series F convertible preferred stock, $0.0001 par value per share (the "Series F Preferred Stock"), which will result in (i) approximately the same aggregate price being required to be paid for such options, warrants, and restricted stock awards and units upon exercise; and (ii) approximately the same value of shares of Common Stock or Series F Preferred Stock, as applicable, being delivered upon such exercise, exchange or conversion as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance or pursuant to the securities or plans described in the immediately preceding sentence will be reduced proportionately.

Effect on Voting Rights. Proportionate voting rights of the holders of the Company’s common stock will not be affected by the reverse stock split, regardless of the reverse stock split ratio selected by the Board, except to the extent that the reverse stock split results in any of the Company’s stockholders owning a fractional share, since any resulting fractional share will be rounded up to a whole share. For example, a holder of 1.0% of the voting power of the outstanding shares of the Company’s common stock immediately prior to the effective time of the reverse stock split would continue to hold 1.0% of the voting power of the outstanding shares of common stock after the reverse stock split, regardless of the reverse stock split ratio selected by the Board, subject to the de minimis effect of any fractional share being rounded up to a whole share.

Assuming Reverse Stock Split ratios of 1-for-10, 1-for-20, and 1-for-45, the following table sets forth (i) the number of shares of our Common Stock that would be issued and outstanding and (ii) the number of shares of our Common Stock that would be reserved for issuance pursuant to outstanding warrants, preferred stock, options, and restricted stock units and under our equity incentive plan, each giving effect to the Reverse Stock Split and based on securities outstanding as of October 27, 2023.

	Number of Shares Before Reverse Stock Split	Reverse Stock Split Ratio of 1-for-10	Reverse Stock Split Ratio of 1-for-20	Reverse Stock Split Ratio of 1-for-45

Number of Shares of Common Stock Issued and Outstanding	15,171,473	1,517,148	758,574	337,144
Number of Shares of Common Stock Reserved for Issuance	130,217,943	13,021,795	6,510,898	2,893,733

If this Proposal No. 3 is approved and our Board of Directors elects to effect the Reverse Stock Split, the number of outstanding shares of Common Stock will be reduced in proportion to the ratio of the split chosen by our Board of Directors.

Additionally, if this Proposal No. 3 is approved and our Board of Directors elects to effect the Reverse Stock Split, we would communicate to the public, prior to the effective date of the stock split, additional details regarding the reverse split, including the specific ratio selected by our Board of Directors.

After the split effective time, the Common Stock will have a new CUSIP number, which is a number used to identify the Company’s equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

After the split effective time, the Company will continue to be subject to periodic reporting and other requirements of the Exchange Act. The Common Stock will continue to be listed on the Nasdaq Capital Market under the symbol “OBLG”.

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Proposal No. 3, except to the extent of their ownership in shares of our Common Stock and securities convertible or exercisable for Common Stock.

Certain Risks Associated with the Reverse Stock Split

If the Reverse Stock Split is effected and the market price of the Common Stock declines, the percentage decline may be greater than would occur in the absence of a Reverse Stock Split. We expect that the market price of the Common Stock will, however, also be based on performance and other factors, which are unrelated to the number of shares outstanding.

•There can be no assurance that the Reverse Stock Split will result in any particular price for the Common Stock. As a result, the trading liquidity of the Common Stock may not necessarily improve.

•There can be no assurance that the market price per share of the Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of the Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of the Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Moreover, in the future, the market price of the Common Stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.

•Because the number of issued and outstanding shares of Common Stock would decrease as result of the Reverse Stock Split, the number of authorized but unissued shares of Common Stock will increase on a relative basis. If the Company issues additional shares of Common Stock, then the ownership interest of the Company’s current stockholders would be diluted, possibly substantially.

•There are certain agreements, plans and proposals that may have material anti-takeover consequences. The proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of Common Stock could dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company.

•The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares is likely to improve the trading price of the Common Stock to the extent necessary to meet the listing requirements of the Nasdaq Capital Market and if the implementation of the Reverse Stock Split is determined by the Board to be in the best interests of the Company and its stockholders. The Board does not expect to implement a Reverse Stock Split if Oblong can otherwise meet the listing requirements of the Nasdaq Capital Market.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

If Oblong’s stockholders approve the Reverse Stock Split, and implementing the Reverse Stock Split is necessary to meet the listing requirements of the Nasdaq Capital Market and if its Board of Directors still believes that a Reverse Stock Split is in the best interests of Oblong, the Oblong Board of Directors will determine and fix the Reverse Stock Split ratio out of the range approved by Oblong’s stockholders and the split effective time. Oblong’s Board of Directors may delay effecting, or choose not to pursue, the Reverse Stock Split in its discretion without resoliciting stockholder approval.

Beneficial Owners of Book Entry Shares of Common Stock. Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders in “street name” (i.e., through a bank, broker, custodian or other nominee), in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares. If a stockholder holds shares of our Common Stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee.

Registered Holders of Book Entry Shares of Common Stock. Certain of our registered holders of Common Stock hold some or all of their shares electronically in book-entry form with our transfer agent, Equiniti. These stockholders do not hold physical stock certificates evidencing their ownership of our Common Stock. However, they are provided with a statement reflecting the number of shares of our Common Stock registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-Reverse Stock Split shares. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of our Common Stock held following the Reverse Stock Split.

Registered Holders of Certificated Shares of Common Stock. Stockholders of record at the time of the Reverse Stock Split who hold shares of Common Stock in certificated form will be sent a transmittal letter by the Company’s transfer agent, Equiniti, after the split effective time that will contain the necessary materials and instructions on how a stockholder should surrender his, her or its certificates, if any, representing shares of our Common Stock to the transfer agent.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be reclassified, will be entitled, upon surrender to the transfer agent of certificates representing such shares, to be issued such additional fraction of a share as is necessary to increase the fractional share to a full share.

No Appraisal Rights

Under the Delaware General Corporation Law, stockholders are not entitled to appraisal rights with respect to the Reverse Stock Split, and the Company will not independently provide stockholders with any such right.

Accounting Matters

The Reverse Stock Split will not affect the par value of a share of the Common Stock. As a result, as of the split effective time, the stated capital attributable to Common Stock on the Company’s balance sheet will be reduced proportionately based on the Reverse Stock Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of Oblong’s Board of Directors or contemplating a tender offer or other transaction for the combination of Oblong with another company, the Reverse Stock Split proposal is not being proposed in response to any effort of which Oblong is aware to accumulate shares of Oblong’s Common Stock or obtain control of Oblong, nor is it part of a plan by management to recommend a series of similar amendments to Oblong’s Board of

Directors and stockholders. Other than the proposals being submitted to Oblong’s stockholders for their consideration at the Annual Meeting, Oblong’s Board of Directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of Oblong.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders of Oblong’s Common Stock. For purposes of this discussion, the term “U.S. holder” means a beneficial owner of common shares that is for U.S. federal income tax purposes (i) an individual citizen or resident of the United States, (ii) a corporation, or entity treated as a corporation for U.S. federal income tax purposes, organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) such trust has made a valid election to be treated as a U.S. person for U.S. federal income tax purposes or (iv) an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source. The following summary is based upon the provisions of the U.S. Internal revenue Code of 1986, as amended (the "Code"), the U.S. Department of the Treasury regulations promulgated thereunder (the "Regulations") and judicial and administrative authorities, rulings and decisions, all as in effect as of the date of this proxy statement. These authorities may change, possibly with retroactive effect, and any such change could affect the accuracy of the statements and conclusions set forth in this summary. This summary is not a complete description of all of the tax consequences of the Reverse Stock Split and, in particular, does not address any tax consequences arising under the laws of any U.S. state, local or non-U.S. jurisdiction, or under any U.S. federal laws other than those pertaining to the income tax.

The following discussion applies only to U.S. holders of Oblong's Common Stock who hold such shares as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). Further, this discussion does not purport to consider all aspects of U.S. federal income taxation that might be relevant to U.S. holders in light of their particular circumstances and does not apply to U.S. holders subject to special treatment under the U.S. federal income tax laws (such as, for example, dealers or brokers in securities, commodities or foreign currencies; traders in securities that elect to apply a mark-to-market method of accounting; banks and certain other financial institutions; insurance companies; mutual funds; tax-exempt organizations; holders subject to the alternative minimum tax provisions of the Code; partnerships, S corporations or other pass-through entities, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, or investors in any of the foregoing; holders whose functional currency is not the U.S. dollar; holders of Oblong equity awards, including Oblong restricted stock, options, stock appreciation rights, and other forms of compensation; holders who hold Oblong's Common Stock as part of a hedge, straddle, constructive sale or conversion transaction or other integrated investment; holders who acquire Oblong's Common Stock pursuant to the exercise of employee stock options, through a tax qualified retirement plan or otherwise as compensation; and holders who actually or constructively own more than 5% of the Oblong's Common Stock).

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Oblong's Common Stock, the tax treatment of a partner in such partnership generally will depend on the status of the partner and the activities of the partnership. Any entity treated as a partnership for U.S. federal income tax purposes that holds Oblong's Common Stock, and any partners in such partnership, should consult their own independent tax advisors regarding the tax consequences of the Reverse Stock

Split to them under their specific circumstances. Determining the actual tax consequences of the Reverse Stock Split to you may be complex and will depend on your specific situation and on factors that are not within the parties’ control. You should consult your own independent tax advisor as to the specific tax consequences of the Reverse Stock Split in your particular circumstances, including the applicability and effect of the alternative minimum tax and any U.S. state, local, non-U.S. and other tax laws and of changes in those laws.

Consequences of the Reverse Stock Split Generally to U.S. Holders of Oblong Shares

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. Accordingly, a U.S. holder generally should not recognize gain or loss upon the Reverse Stock Split, except for those U.S. holders that receive a whole share of Oblong’s Common Stock in lieu of a fractional share, as discussed below. A U.S. holder’s aggregate tax basis in the shares of Oblong’s Common Stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of Oblong’s Common Stock surrendered (increased by any income or gain recognized on receipt of a whole share in lieu of a fractional share), and such U.S. holder’s holding period in the shares of Oblong’s Common Stock received should include the holding period in the shares of Oblong’s Common Stock surrendered. The Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Oblong’s Common Stock surrendered to the shares of Oblong’s Common Stock received pursuant to the Reverse Stock Split. U.S. holders of shares of Oblong’s Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

The treatment of fractional shares of Oblong’s Common Stock being rounded up to the next whole share is uncertain, and a U.S. holder that receives a whole share of Oblong’s Common Stock in lieu of a fractional share of Oblong’s Common Stock may recognize income, which may be characterized as either capital gain or as a dividend to the extent of the portion of our accumulated earnings and profits attributable to the rounded share, in an amount not to exceed the excess of the fair market value of such whole share over the fair market value of the fractional share to which the U.S. holder was otherwise entitled. U.S. holders should consult their tax advisors regarding the U.S. federal income tax and other tax consequences of receiving a whole share in lieu of a fractional share.

Vote Required For Approval

To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes cast on this item. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal. A properly executed proxy marked “ABSTAIN” will not be voted and will have no effect on the proposal. On this proposal, brokers will have discretionary authority to vote in the absence of timely instructions from their customers. As a result, broker non-votes should not exist with respect to this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3, TO AMEND THE COMPANY CHARTER TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK BY A RATIO RANGING FROM 1-FOR-10 TO 1-FOR-45.

PROPOSAL NO. 4 -- ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks stockholders to approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated votes at the time of the Annual Meeting, there are insufficient shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Annual Meeting or at the time of the Annual Meeting, to approve the Charter Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the stockholders, the Board may not be able to adjourn the Annual Meeting to a later date in the event, based on the tabulated votes, there are insufficient shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Annual Meeting or at the time of the Annual Meeting, to approve the Charter Amendment Proposal.

Vote Required For Approval

To be approved by the stockholders, this proposal must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN.” To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal and marked "ABSTAIN." A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote. Accordingly, an abstention will have the effect of a vote against this proposal. On this proposal, brokers will not have discretionary authority to vote in the absence of timely instructions from their customers. Broker non-votes will be counted as present and entitled to vote at the Annual Meeting, so will have the effect of a vote against this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 4, TO APPROVE AN ADJOURNMENT OF THE ANNUAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTES AT THE TIME OF THE ANNUAL MEETING, THERE ARE INSUFFICIENT SHARES OF OUR CAPITAL STOCK REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM NECESSARY TO CONDUCT BUSINESS AT THE ANNUAL MEETING OR AT THE TIME OF THE ANNUAL MEETING, TO APPROVE THE CHARTER AMENDMENT PROPOSAL.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our capital stock as of October 27, 2023 by each of the following:

•each person (or group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) known by us to own beneficially more than 5% of any class of our voting securities;

•the named executive officers set forth in the Summary Compensation Table under “Executive Compensation” below;

•each of our directors serving during 2023 and director nominees; and

•all of our current directors and executive officers as a group.

The amounts and percentages in the table below are based on 15,171,473 shares of Common Stock issued and outstanding as of October 27, 2023.

As used in this table, “beneficial ownership” means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. A person is considered the beneficial owner of securities that can be acquired within 60 days of such date through the exercise or conversion of any option, warrant or other derivative security. Shares of Common Stock subject to options, restricted stock units (“RSUs”), warrants or other derivative securities which are currently exercisable or convertible or are exercisable or convertible within such 60 days are considered outstanding for computing the ownership percentage of the person holding such options, RSUs, warrants or other derivative security, but are not considered outstanding for computing the ownership percentage of any other person.

	Common Stock
Name and Address of Beneficial Owners (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class
Named Executive Officers and Directors:
Peter Holst	21,733	(3)	0.1%
David Clark	3,262	(4)	—%
Jason Adelman	52,191	(5)	0.3%
Jonathan Schechter	122,500	(6)	0.8%
Robert Weinstein	—	(7)	—%
Deborah Meredith	—	(8)	—%
All current directors, director nominees and executive officers as a group (6 persons)	199,686		1.3%

Greater than 5% Owners:		(9)

_________________________
(1)    Unless otherwise noted, the address of each person listed is c/o Oblong, Inc., 25587 Conifer Road, Suite 105-231, Conifer, Colorado 80433.

(2)    Unless otherwise indicated by footnote, the named persons have sole voting and investment power with respect to the shares of Common Stock beneficially owned by them.
(3)    Includes 21,733 shares of Common Stock.
(4)    Includes 3,262 shares of Common Stock.
(5)    Based on ownership information from the Form 4 filed by Mr. Adelman with the SEC on June 1, 2023. Mr. Adelman beneficially owns 52,191 shares of Common Stock, of which 47,091 shares are held directly by Mr. Adelman and 5,100 shares are held in a retirement plan.
(6)    Based on ownership information from the Form 3 filed by Mr. Schechter with the SEC on June 1, 2023. Represents warrants to purchase common stock of the issuer with an exercise price of $1.71 per share. The warrants expire on September 30, 2028.
(7)    Based on ownership information from the Form 3 filed by Mr. Weinstein with the SEC on June 1, 2023.
(8)    Based on ownership information from the Form 4 filed by Ms. Meredith with the SEC on June 20, 2023.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires executive officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulations of the SEC to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of reports we received, or written representations that no such reports were required for those persons, we believe that, for the year ended December 31, 2022, all statements of beneficial ownership required to be filed with the SEC were filed on a timely basis, except the following:

EXECUTIVE OFFICERS
The following table sets forth certain information regarding our current executive officers.

Name	Age	Position
Peter Holst	54	Chairman, President, and Chief Executive Officer
David Clark	54	Chief Financial Officer, Treasurer, and Corporate Secretary

Biographies

Peter Holst, Chairman, President, and Chief Executive Officer. See “Proposal No. 1 - Election of Directors — Nominee Biographies” above for Mr. Holst’s biography.

David Clark, Chief Financial Officer, Treasurer, and Corporate Secretary. Mr. Clark joined the Company in March 2013 as Chief Financial Officer. Mr. Clark has more than 30 years of experience in finance and accounting. Prior to joining the Company, Mr. Clark served as Vice President of Finance, Treasurer and acting Chief Financial Officer for Allos Therapeutics, a publicly traded biopharmaceutical company, and as Chief Financial Officer of Seurat Company (formerly XOR, Inc.), an e-commerce managed services company. Mr. Clark started his career and spent seven years in the audit practice of PricewaterhouseCoopers LLP. Mr. Clark is an active Certified Public Accountant and received a Master of Accountancy and a B.S. in Accounting from the University of Denver.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth for the years ended December 31, 2022 and 2021 the compensation awarded to, paid to, or earned by: Peter Holst, Chairman, President, and Chief Executive Officer and David Clark, Chief Financial Officer, Treasurer, and Corporate Secretary(the “named executive officers”). No other executive officer earned more than $100,000 during the year ended December 31, 2022, so the Company only has two named executive officers for this period.

Name and Principal Positions	Year	Salary (1) ($)	Bonus ($)	Stock Awards ($)	All Other (2) ($)	Total ($)
Peter Holst	2022	295,000	147,000	—	9,130	451,130
Chairman, President, and Chief Executive Officer	2021	246,340	200,000	—	8,693	455,033
David Clark	2022	260,000	65,000	—	7,800	332,800
Chief Financial Officer, Treasurer, and Corporate Secretary	2021	242,164	100,000	—	8,688	350,852

(1) Effective July 1, 2021, the annual salaries for Mr. Holst and Mr. Clark were increased to $295,000 and $260,000, respectively.
(2) Represents matching contributions under the Company’s 401(k) Plan for Mr. Holst of $9,130 for 2022 and $8,693 for 2021 and for Mr. Clark of $7,800 for 2022 and $8,688 for 2021.

Outstanding Equity Awards at 2022 Fiscal Year-End

The table set forth below presents the number and values of stock option awards held by the named executive officers at December 31, 2022:

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#)(1)	Option Exercise Price ($)	Option Expiration Date
Peter Holst	1/13/2013	5,834	297.00	1/13/2023
David Clark	3/25/2013	667	226.50	3/25/2023

(1) All stock option awards held by Messers Holst and Clark were fully vested and exercisable as of December 31, 2022.

401(k) Plan

The Company maintains a tax-qualified 401(k) plan on behalf of its eligible employees, including its named executive officers. Pursuant to the terms of the plan, for fiscal years 2022 and 2021 eligible employees may defer up to 80% of their salary each year, and the Company matched 50% of an employee’s contributions on the first 6% of the employee’s salary. This matching contribution vests over four years.

Agreements with Named Executive Officers

We have entered into employment agreements with our current named executive officers. All named executive officers, whether or not subject to an employment agreement, are “at will” employees of the Company.

Peter Holst Employment Agreement.

On January 13, 2013, the Board appointed Peter Holst as the Company’s President and Chief Executive Officer, and as a member of the Board. In connection with his appointment, the Company entered into an employment agreement with Mr. Holst, which was subsequently amended and restated as of January 28, 2016 and as of July 19, 2019 (as amended and restated, the “Holst Employment Agreement”). Pursuant to the Holst Employment Agreement, Mr. Holst received an annual base salary of $199,875 for 2019 and 2020 and is eligible to receive an annual incentive bonus equal to 100% of his base salary, at the discretion of the compensation committee of the Board based on meeting certain financial and non-financial goals. Effective July 1, 2021, Mr. Holst's annual base salary was increased to $295,000.

Under the terms of the Holst Employment Agreement, if Mr. Holst’s employment is terminated outside of a “change in control” (as defined in the Holst Employment Agreement) (i) by the Company without “cause” or by Mr. Holst for “good reason” (as such terms are defined therein) or (ii) as a result of the expiration of the term of the Holst Employment Agreement caused by the Company's election not to renew such agreement, then he will be entitled to receive the following payments and benefits, subject to his execution and non-revocation of an effective general release of claims in favor of the Company:

•12 months’ base salary, payable in equal monthly installments in accordance with the Company’s normal payroll practices;
•100% of his maximum annual target bonus payable for the calendar year in which such termination occurs;
•100% accelerated vesting of Mr. Holst’s then-unvested shares of restricted stock and RSUs; and
•payment (or reimbursement) of the COBRA premiums for continuation of coverage for Mr. Holst and his eligible dependents under the Company’s then existing medical, dental and prescription insurance plans for a period of 12 months.

In addition to the above payments and benefits, in the event that Mr. Holst’s employment is terminated during the 18-month period following a “change in control” (i) by the Company without “cause” or by Mr. Holst for “good reason” or (ii) as a result of the expiration of the term of the Holst Employment Agreement caused by the Company’s election not to renew such agreement, then he will be entitled to receive the following payments and benefits, subject to his execution and non-revocation of an effective general release of claims in favor of the Company:

•24 months’ base salary, payable in equal monthly installments in accordance with the Company’s normal payroll practices;
•100% of his maximum annual target bonus payable for the calendar year in which such termination occurs;
•a pro-rated portion of his maximum annual target bonus for the calendar year in which the effective date of the termination occurs;

•80% accelerated vesting of Mr. Holst’s then-unvested shares of restricted stock and RSUs; and
•payment (or reimbursement) of the COBRA premiums for continuation of coverage for Mr. Holst and his eligible dependents under the Company’s then existing medical, dental and prescription insurance plans for a period of 12 months.

In consideration of the payments and benefits under the Holst Employment Agreement, Mr. Holst is restricted from engaging in competitive activities for 12 months after the termination of his employment, as well as prohibited from soliciting the Company’s clients and employees and from disclosing the Company’s confidential information.

The Holst Employment Agreement contains a “best after-tax benefit” provision, which provides that, to the extent that any amounts payable under the Holst Employment Agreement would be subject to the federal tax levied on certain “excess parachute payments” under Section 4999 of the Code, the Company will either pay Mr. Holst the full amount due under the Holst Employment Agreement or, alternatively, reduce his payments to the extent that no Section 4999 excise tax would be due, whichever provides the highest net after-tax benefit to Mr. Holst.

David Clark Employment Agreement.

On March 25, 2013, the Company entered into an employment agreement with David Clark in connection with his appointment as Chief Financial Officer of the Company, which was subsequently amended and restated on July 19, 2019 (as amended and restated, the “Clark Employment Agreement”). Pursuant to the Clark Employment Agreement, Mr. Clark received an annual base salary of $225,133 for 2019 and 2020 and is eligible to receive an annual incentive bonus equal to 50% of his base salary, at the discretion of the compensation committee of the Board, based on meeting certain financial and non-financial goals. Effective July 1, 2021, Mr. Clark's annual base salary was increased to $260,000.

Under the terms of the Clark Employment Agreement, if Mr. Clark’s employment is terminated outside of a “change in control” (as defined in the Clark Employment Agreement) (i) by the Company without “cause” or by Mr. Clark with or without “good reason” (as such terms are defined therein) or (ii) as a result of the expiration of the term of the Clark Employment Agreement caused by the Company’s election not to renew such agreement, then he will be entitled to receive the following payments and benefits, subject to his execution and non-revocation of an effective general release of claims in favor of the Company:

•Six months’ base salary, payable in equal monthly installments in accordance with the Company’s normal payroll practices;
•50% of his maximum annual target bonus payable for the calendar year in which such termination occurs;
•a pro-rated portion of his maximum annual target bonus for the calendar year in which the effective date of termination occurs;
•100% accelerated vesting of Mr. Clark’s then-unvested shares of restricted stock and RSUs; and
•payment (or reimbursement) of the COBRA premiums for continuation of coverage for Mr. Clark and his eligible dependents under the Company’s then existing medical, dental and prescription insurance plans for a period of six months.

In addition to the above payments and benefits, in the event that Mr. Clark’s employment is terminated during the 18-month period following a “change in control” by the Company without “cause” or by Mr. Clark for “good reason,” then he will also be entitled to receive (i) increased severance equal to 18 months’ base salary, (ii) 100% of his maximum annual target bonus payable for the calendar year in which such termination occurs, and (iii) extended payment (or reimbursement) of the COBRA premiums for 12 months. In such event, Mr. Clark will be entitled to receive 80% accelerated vesting of his then-unvested shares of restricted stock and RSUs.

In consideration of the payments and benefits under the Clark Employment Agreement, Mr. Clark is restricted from engaging in competitive activities for six months after the termination of his employment, as well as prohibited from soliciting the Company’s clients and employees and from disclosing the Company’s confidential information.

Potential Payments to Named Executive Officers upon Termination or Change-in-Control

In accordance with the terms of the 2007 Stock Incentive Plan and 2014 Equity Incentive Plan, upon a Change in Control or Corporate Transaction, as each such term is defined in such Plans, all shares of restricted stock, restricted stock units and all unvested options immediately vest. No Named Executive Officer is entitled to accelerated vesting in connection with Voluntary Resignation, retirement, disability or a termination for cause. In accordance with the terms of the 2019 Equity Incentive Plan, the Company is given authority to accelerate the timing of the exercise provisions of awards under such plan in the event of certain change in control or other corporate transactions.

See “Agreements with Named Executive Officers” above for a discussion of certain payments the Company could be required to make upon the termination of a Named Executive Officer.

PAY VERSUS PERFORMANCE

In August 2022, the SEC adopted final rules to require companies to disclose information about the relationship between executive compensation actually paid and certain financial performance of the company. The information below is provided pursuant to Item 402(v) of SEC Regulation S-K with respect to "smaller reporting companies" as that term is defined at Item 10(f)(1) of SEC Regulation S-K.

(a) Year	(b) Summary Comp Table Total for PEO ($)(1)	(c) Comp. Actually Paid to PEO ($)(2)	(d) Average Summary Comp. Table for Non-PEO NEOs ($)(3)	(e) Average Comp. Actually Paid to Non-PEO NEOs ($)(4)	(f) Value of Initial Fixed $100 Investment Based On Total Shareholder Return ($)(5)	(g) Net Income ($)(6)
2021	$455,033	$455,033	$461,426	$350,426	$20.04	$(9,755,000)
2022	$451,130	$451,130	$210,027	$135,027	$2.28	$(21,941,000)

(1) The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Holst (Chief Executive Officer) for each corresponding year in the "Total" column of the Summary Compensation Table. See "Executive Compensation - Summary Compensation Table.
(2)    The dollar amounts reported in column (c) represent the amount of "compensation actually paid" to Mr. Holst as computed in accordance with Item 402(v)(2)(iii) of SEC Regulation S-K, which prescribes certain specified additions and subtractions from the amount in column (b). In accordance with the requirements of Item 401(v)(2)(iii) of Regulation S-K, there were no adjustments required to be made to Mr. Holst's total compensation for each year to determine the compensation actually paid.
(3)    The dollar amounts reported in column (d) represent the average amounts reported for the Company's named executive officers as a group (excluding Mr. Holst) in the "Total" column of the Summary Compensation Table in each applicable year. The names of each of the named executive officers (excluding Mr. Holst) included for purposes of calculating the average amounts in each applicable year are as follows: (a) for 2022, Mr. Clark and Mr. Hawkes (who separated from service with the company on March 4, 2022), and (b) for 2021 Mr. Clark and Mr. Hawkes.
(4)    The dollar amounts reported in column (e) represent the average amount of "compensation actually paid" to the named executive officers as a group (excluding Mr. Holst) as computed in accordance with Item 402(v)(2)(iii) of SEC Regulation S-K, which prescribes certain specified additions and subtractions from the amount in column (d). In accordance with the requirements of Item 401(v) of Regulation S-K, the following adjustments were made to average total compensation for the named executive officers as a group (excluding Mr. Holst)for each year to determine the compensation actually paid:
•For 2022:
◦We subtracted the $75,000 reflecting the average for the named executive officers as a group (excluding Mr. Holst) of awards granted to Mr. Hawkes in prior fiscal years for which there was a failure to meet the applicable vesting conditions during 2022.
•For 2021:
◦We subtracted $186,000 reflecting the average for the named executive officer's as a group (excluding Mr. Host) of awards of stock options to Mr. Hawkes during 2021 as disclosed in the column "stock awards" of the Summary Compensation Table, as reported for the Proxy for year ended December 31, 2021; and
◦We added $75,000 reflecting the average of the named executive officers as a group (excluding Mr. Holst) of the fair value during 2021 of stock options issued in 2021 to Mr. Hawkes that were outstanding and unvested at the end of fiscal 2021.
(5)    Total Shareholder Return is determined based on the value of an initial fixed investment in the Company’s common stock of $100 on December 31, 2020 and calculated in accordance with Item 201(e) of SEC Regulation S-K.
(6)    The dollar amounts reported in column (g) represent the amount of net income reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

The Compensation Committee of the Board of Directors of the Company does not have a policy or practice regarding evaluating Total Shareholder Return as part of its determination of compensation decisions for the named executive officers. The Compensation Committee takes various factors into account in determining the competitiveness of its executive compensation. Over the past two fiscal years the Compensation Committee has recognized the significant time and effort required by the executive officers and others to manage the Company’s liquidity by raising capital while reducing operating expenses and cash used in operations, secure and maintain the Company’s listing on the Nasdaq Capital Market, and to source and evaluate merger and acquisition opportunities. To retain qualified executive management, the Compensation Committee increased salaries of named executive officers in July 2021. The salaries of the named executive officers were last increased in 2014 and the named executive officers last received equity awards in January 2021 when Mr. Hawkes was granted stock options.

All information provided above under the “Pay Versus Performance Information” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

DIRECTOR COMPENSATION

The Company’s director compensation plan provides that non-employee directors are generally entitled to receive annually: (i) a grant of restricted stock or restricted stock units ("RSUs") (pro-rated as necessary for the period of service from the director’s date of appointment to the Board of Directors until the next annual meeting of stockholders); and (ii) a retainer fee of $20,000. The annual fee is payable in equal quarterly installments on the first business day following the end of the calendar quarter, in cash or shares of Restricted Stock, as chosen by the director, on an annual basis on or before December 31 of the applicable fiscal year. The annual equity grants to directors are normally made as of the date of the annual meeting of the Company’s stockholders. Grants of Restricted Stock or RSUs vest on the first anniversary of the grant date or earlier upon the occurrence of certain termination events or upon a change in control of the Company. Vested RSUs are settled in shares of Common Stock on a 1-for-1 basis upon the earliest of (i) the tenth anniversary of the grant date of the RSUs, (ii) a change in control (as defined in the award agreement) of the Company and (iii) the date of a director’s separation from service.

The Company also pays the chairman of its Board of Directors an additional cash payment of $20,000 per year, the chairperson of its audit committee an additional cash payment of $10,000 per year, each of the chairpersons of its compensation committee and nominating committee an additional cash payment of $5,000 per year, and each non-chair member of any standing committee an additional cash payment of $3,000 per year, in each case payable in equal quarterly installments in arrears. In addition, the Company may establish special committees of the Board from time to time and provide for additional retainers in connection therewith.

There are no agreements or arrangements between any director or director nominee and any person or entity other than the Company relating to the compensation or other payment in connection with such person's candidacy or service as director.

The following table represents compensation for the Company’s non-employee directors during the year ended December 31, 2022. All compensation for Peter Holst, the Company’s Chairman during the year ended December 31, 2022 is included in the Summary Compensation Table under “Executive Compensation” above.

Name	Fees Earned or Paid in Cash	Stock Awards	Total Fees
Jason Adelman	$33,000	None	$33,000
Matthew Blumberg(1)	$46,000	None	$46,000
James S. Lusk (1)	$36,000	None	$36,000
Deborah Meredith	$26,000	None	$26,000
(1)    Messrs. Blumberg and Lusk resigned as directors from the Company, effective on May 28, 2023.

As of December 31, 2022, Mr. Lusk had 667 outstanding vested stock options and 627 unvested restricted stock awards. In addition, as of December 31, 2022, 1,929 vested RSUs issued to Mr. Lusk remain outstanding due to the deferred payment provisions set forth in these RSU awards. No other equity awards are outstanding as of December 31, 2022 for the remaining non-employee directors.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information concerning our equity compensation plans as of December 31, 2022.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Stock Options (a)	Weighted-Average Exercise Price of Outstanding Stock Options (b)	Number of Securities to be Issued Upon Vesting of Outstanding Restricted Stock Units (*) (c)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in columns (a) & (c))
Equity compensation plans approved by security holders	16,668	$143.63	—	177,567
___________________

(*) As of December 31, 2022, 1,929 vested RSUs remain outstanding under the Company’s 2014 Equity Incentive Plan, as shares of common stock have not yet been delivered for these units in accordance with the terms of the RSUs.

TRANSACTIONS WITH RELATED PERSONS

Other than compensation arrangements for our directors and named executive officers, which are described elsewhere in this proxy statement, and as described below, there were no transactions since January 1, 2021 to which we were a party or will be a party, in which:

•the amounts involved exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years; and

•any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

One of our directors, Jonathan Schechter, is currently a partner at The Special Equities Group ("SEG"), a division of Dawson James Securities, Inc. In March 2023, prior to Mr. Schechter's appointment to our board, SEG acted as placement agent in connection with our private placement of shares of Series F Preferred Stock and warrants. In exchange for such services, we paid the placement agent a cash fee equal to 8% of the aggregate gross proceeds raised and granted the placement agent warrants to purchase 306,433 shares of Common Stock at an initial exercise price of $1.71 (an expected total of approximately $524,000). SEG also acted as placement agent for us in connection with our June 2021 public offering of Common Stock and warrants and private placement of warrants, in which we paid SEG a cash fee equal to 6% of the aggregate gross proceeds to us from the exercise of warrants sold (an expected total of approximately $744,000).

Policy on Future Related Party Transactions

Transactions with related parties, including the transactions referred to above, are reviewed and approved by independent members of the Board of Directors of the Company in accordance with the Company’s written Code of Business Conduct and Ethics.

HEDGING POLICY

We have adopted an Insider Trading Policy that prohibits all of our directors, officers and employees, as well as any other person having access or potential access to material information, from entering into hedging or monetization transactions or similar arrangements with respect to the Company’s securities, short sales, and puts, calls or other derivative securities on the Company’s securities, unless advance approval is obtained from the Company’s Chief Financial Officer.

CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics, as amended effective October 12, 2015, that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer. The text of the code of conduct and ethics (as amended) is posted on our website at www.oblong.com/company/investor-relations and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 25587 Conifer Road, Suite 105-231, Conifer, Colorado 80433. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our principal executive officer, principal financial officer, principal accounting officer or controller or person performing similar functions will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of the national securities exchange on which the Company trades.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

Any stockholder who intends to present a proposal for inclusion in our proxy materials for the Company’s 2023 annual meeting of stockholders must deliver the proposal to the Corporate Secretary of Oblong, Inc. at 25587 Conifer Road, Suite 105-231, Conifer, Colorado 80433, no later than [July ___, 2024].

In addition, our bylaws provide that, in order for a stockholder to timely propose business for consideration at our next annual meeting of stockholders or nominate a person for election to our Board of Directors at our next annual meeting of stockholders, the stockholder must give written notice to our Corporate Secretary at our principal executive offices between September 5, 2024, which is 90 days prior to the anniversary of our 2023 annual meeting of stockholders, and October 5, 2024, which is 60 days prior to such anniversary. In the event that our next annual meeting of stockholders is called for a date that is not within 30 days before or after December 4, 2024, notice by the stockholder in order to be timely must be received not later than the close of business on the 10th day following the day on which notice of our next annual meeting of stockholders is mailed or public disclosure of our next annual meeting of stockholders is made, whichever occurs first.

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

The SEC previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if either we or the brokers believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both stockholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once stockholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

Those stockholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our stockholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

•Stockholders whose shares are registered in their own name should contact our transfer agent, Equiniti, and inform them of their request by calling them at 1-800-937-5449 or writing them at 6201 15th Avenue, 2nd Floor, Brooklyn, NY 11219.

•Stockholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request. Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

We will promptly deliver separate copies of our proxy statement and annual report at the request of any stockholder who is in a household that participates in the householding of the Company’s proxy materials. You may call the Corporate Secretary at 303-640-3838 or send your request to the Corporate Secretary at 25587 Conifer Road, Suite 105-231, Conifer, Colorado 80433.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public through the internet at the SEC’s web site at www.sec.gov.
We will mail without charge, upon written request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2022, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

OBLONG, INC.
25587 Conifer Road, Suite 105-231,
Conifer, Colorado 80433
Attention: Corporate Secretary
303-640-3838

OTHER MATTERS

The Board of Directors knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the meeting on which action can properly be taken, the persons named in the enclosed proxy will have the discretion to vote such matters in accordance with their judgment.

APPENDIX A - FORM OF AMENDMENT TO THE COMPANY CHARTER

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
OBLONG, INC.

Oblong, Inc. (the “Corporation”), a corporation organized and existing under, and by virtue of, the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

FIRST: The name of the Corporation is Oblong, Inc.

SECOND: The original Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) was filed with the Secretary of State of the State of Delaware (the “Delaware Secretary”) on November 4, 1996. The Certificate of Incorporation was amended by that certain Agreement and Plan of Merger dated as of November 27, 1996, and Certificate of Amendment filed with the Delaware Secretary on May 18, 2000, and subsequently amended and restated in its entirety by the Amended and Restated Certificate of Incorporation filed with the Delaware Secretary on May 18, 2000 (such certificate, the “A&R Certificate of Incorporation”). The A&R Certificate of Incorporation was subsequently amended by the Certificate of Amendment, filed with the Delaware Secretary on May 18, 2000, Certificate of Amendment, filed with the Delaware Secretary on June 22, 2001, Certificate of Amendment, filed with the Delaware Secretary on September 24, 2003, Certificate of Amendment, filed with the Delaware Secretary on August 22, 2007, Certificate of Amendment, filed with the Delaware Secretary on June 2, 2009, Certificate of Amendment, filed with the Delaware Secretary on January 10, 2011, and effective as of January 14, 2011, Certificate of Amendment, filed with the Delaware Secretary on April 17, 2019, Certificate of Amendment, filed with the Delaware Secretary on March 4, 2020, and effective as of March 6, 2020, and Certificate of Amendment, filed with the Delaware Secretary on December 30, 2022 (the A&R Certificate of Incorporation, as amended to date, the “Amended Certificate”).

THIRD: That at a meeting of the Board of Directors of the Corporation duly called and held on [_____], 2022, resolutions were duly adopted setting forth a proposed amendment (the “Amendment”) of the Amended Certificate, declaring said amendment to be advisable. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Amended Certificate be amended by changing Article IV thereof to insert the following language at the end of such Article:

“Upon the filing and effectiveness (the “Effective Time”), pursuant to the Delaware General Corporation Law, of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each [__] ([__]) shares of Common Stock either issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) fully paid and nonassessable share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. In lieu of any fractional share of Common Stock to which a stockholder would otherwise be entitled in connection with the Reverse Stock Split (taking into consideration all shares of Common Stock owned by such stockholder), the Corporation will issue that number of shares of Common Stock resulting from the Reverse Stock Split as rounded up to the nearest whole share upon the submission of a transmission letter by a stockholder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the stockholder’s Old Certificates (as defined below). Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

The par value per share of the Corporation’s capital stock and the total number of shares of all classes of capital stock that the Corporation is authorized to issue pursuant to this Article IV shall, in each case, not be affected by the Reverse Stock Split.”

No other change to the Certificate of Incorporation is hereby made, including, without limitation, any other change to Article IV.

FOURTH: That said Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

FIFTH: This Certificate of Amendment shall be effective as of December [_], 2023 at 5:00 P.M. Eastern Standard Time.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its authorized officer this December [_], 2023.

_________________________________
Name: David Clark

Title: Authorized Officer

OBLONG, INC. 25587 CONIFER ROAD, SUITE 105-231 CONIFER, COLORADO 80433
VOTE BY INTERNET - www.proxyvote.com
Use the internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on December 3, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on December 3, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your completed and signed proxy card must be received by December 3, 2023.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

OBLONG, INC.
The Board of Directors recommends you vote FOR the following: 1.Election of Directors Nominees: 01) Jason Adelman 04) Robert Weinstein 02) Peter Holst 05) Deborah Meredith 03) Jonathan Schechter	For All ☐	Withhold All ☐	For All Except ☐
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) you wish to withhold on the line below.

________________________________________

The Board of Directors recommends you vote “FOR” Proposal No. 2.					For	Against	Abstain
2. Ratification of the appointment of EisnerAmper LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.					☐	☐	☐
The Board of Directors recommends you vote “FOR” Proposal No. 3.					For	Against	Abstain
3. Approval of an amendment to Article FOURTH of the Company's Amended & Restated Certificate of Incorporation to effect a reverse stock split of the Company's issued and outstanding shares of common Stock by a ratio ranging from 1-for-10 to 1-for-45.					☐	☐	☐
The Board of Directors recommends you vote “FOR” Proposal No. 4.					For	Against	Abstain
2. Adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated votes at the time of the Annual Meeting, there are insufficient shares represented to constitute a quorum or to approve the charter amendment proposal.					☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and 2022 Annual Report are available at www.proxyvote.com.

OBLONG, INC.
Annual Meeting of Stockholders
December 4, 2023 11:30 AM MST
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Peter Holst and David Clark, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of OBLONG, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:30 AM MST on December 4, 2023, at the offices of Arnold & Porter Kaye Scholer LLP, located at 1144 Fifteenth Street, Suite 3100, Denver, Colorado 80202.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and in favor of the election of each of the director nominees.

Continued and to be signed on reverse side